UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 20, 2006

                        THE DOE RUN RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)



        NEW YORK                File No. 333-66291               13-1255630
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    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                                Number)


          1801 Park 270 Drive, Suite 300, St. Louis, Missouri        63146
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            (Address of principal executive offices)               (zip code)


    Registrant's telephone number, including area code:    (314) 453-7100
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 20, 2006, Doe Run Peru S.R.L. ("Doe Run Peru"), an indirect subsidiary of the Doe Run Resources Corporation (the "Company"), entered into an extension agreement (the "Extension") with Banco de Credito del Peru to extend the term of Doe Run Peru's revolving credit facility with Banco de Credito del Peru (the "BCP Revolving Credit Facility"). As previously reported, the BCP Revolving Credit Facility had previously been extended through September 22, 2006. The Extension extends the maturity date of the BCP Revolving Credit Facility to October 23, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE DOE RUN RESOURCES CORPORATION




                                     By:  /s/     Theodore P. Fox, III
                                          --------------------------------------
                                          Theodore P. Fox, III
                                          Chief Financial Officer
                                          (duly authorized officer and
                                          principal financial officer)
Dated:       September 26, 2006